March 19, 2013

Howard Weil 41st Annual Energy Conference

LAREDO PETROLEUM

NYSE: LPI
www.laredopetro.com

Forward-Looking / Cautionary Statements

This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum Holdings, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from our identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 and other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves", "unbooked resource potential", "estimated ultimate recovery", "EUR" or other descriptions of volumes of reserves, which the SEC guidelines restrict from being included in filings with the SEC. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Unbooked resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. Estimated ultimate recovery, or "EUR", refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. Unproved reserves, EURs and unbooked resource potential, may not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities that may be ultimately recovered from the Company's interests will differ substantially. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves, EURs and unbooked resource potential may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

Company Overview

NYSE: LPI

Market Cap: ~$2.5 Billion

Total Enterprise Value: ~$3.7 Billion



LAREDO
PETROLEUM, INC.

Total Company

- **Permian oil focused**
- **Low-risk drilling inventory >10 years**
- **Proved reserves: 188.6 MMBOE[1]**
- **Average daily production: ~33.3 MBOE/D during Q4-2012[1]**
- **Sound financial structure**
  - **Rapidly growing cash flow from operations**
  - **Operational and financial flexibility maintains capital options**

LAREDO PETROLEUM

[1] Production and reserves reported on a two-stream basis. Reserves are gas price adjusted to reflect NGL benefit. Proved reserves per Ryder Scott evaluation at 12/31/12, at SEC pricing.

Concentrated Asset Portfolio Focused in Permian Basin


Tulsa
Headquarters
Northern Shelf
Central Basin Platform
Midland
Basin
Delaware
Basin


Permian -
China Grove
Permian -
Garden City

Permian Basin – ~203,500 net acres[1]

- ~85% of total company reserves
- ~69% of Q4-2012 total production
- ~92% working interest - average

[1] *Acreage totals as of 12/31/12.*

Consistent Growth in Reserves and Production

Permian oil is driving repeatable growth



Reserves
~44% CAGR
MMBOE
200
180
160
140
120
100
80
60
40
20
-
44.2
52.5
136.6
156.5
188.6
92%
8%
89%
11%
67%
33%
64%
36%
48%
52%
2008
2009
2010
2011
2012



Production
~53% CAGR
MBOE/D
35
30
25
20
15
10
5
0
4.2
3.7
0.5
9.8
8.4
1.4
14.3
9.8
4.5
23.7
14.5
9.2
30.9
17.3
13.6
34.5-35.9
19.0
16.2
2008
2009
2010
2011
2012
2013 E

Oil Gas

Successful transition to higher value oil reserves

2013

- **25% growth in oil production**
- **Targeting 15% total production growth**

Reserves reported on a two-stream basis with gas price adjusted to reflect NGL benefit; per Ryder Scott evaluation at 12/31/12, at SEC pricing.
Production data includes production from Broad Oak Energy, Inc. on a combined basis and presented on a two-stream basis.
CAGR in MBOE/D production from 2008 through midpoint of projected 2013.

2012 Reserve Changes



MMBOE
200
180
160
140
120
100
80
60
40
20
0
156
11
44
189
Total Proved Reserves 12/31/11
Total Production 2012
Reserve Additions and Revisions in 2012
Total Proved Reserves 12/31/12

2012 Total Production

- Record total production of 11.3 MMBOE
- 44% crude oil

2012 Reserve Additions

- Includes reserve additions, price and performance revisions
- Production replacement of ~385%
- Permian Basin driving additions

Estimated Total Proved Reserves

- Increased by ~21% year-over-year

2012 Year-End Reserves[1]

By Product


52%
48%
Oil
Natural Gas

By Category


57%
43%
PUD Reserves
PD Reserves

~189 MMBOE @ 12/31/12

By Location


4%
11%
85%
Permian
Granite Wash
Other

LAREDO PETROLEUM

[1] Reserve volumes presented on a two-stream basis. Volume uplift of approximately 20% if reported as three-stream.

Permian Basin: Core Area in Garden City



Howard
Martin
Mitchell
Midland
Sterling
Coke
Laredo
Glasscock
Tom Green
Upton
Reagan
Irion
Crockett
Schleicher
Pecos
Sutton

- ~145,800 net acres[1] in Glasscock, Reagan, Howard and Sterling counties; >325 sections
  - ~ 92% average working interest
  - ~ 25% average royalty
- Multiple targets with proven economic production:
  - Vt Wolfberry
  - Hz Upper Wolfcamp shale
  - Hz Middle Wolfcamp shale
  - Hz Lower Wolfcamp shale
  - Hz Cline shale
- Additional potential vertical and horizontal zones
- Identified unbooked resource potential of >1.6 billion BOE net resource potential; >8x existing booked reserves

Laredo	EOG
Pioneer	Exco
Devon	COP
Approach	El Paso
Apache	Range
Petrohawk / BHP	Energen

[1] *Acreage totals as of 12/31/12.*
Acreage illustrated in map above represents publicly released leasehold positions

Permian-Garden City: Vertical Wolfberry



Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

Entire 145,800 net acreage[1] block effectively de-risked for vertical development

- **Provides a technical and economic foundation for horizontal drilling programs**
- **>775 gross vertical wells to date**
  - **>250 gross vertical deep[2] wells to date**
- **Large inventory of repeatable, vertical economic development locations**
- **Industry drilling as tight as 20-acre spacing**



Howard
Martin
Mitchell
Midland
Sterling
Glasscock
Upton
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
LPI deep vertical

[1] Acreage totals as of 12/31/12.
[2] Deep vertical wells are drilled through the Atoka.

Permian-Garden City Shale Characteristics

Laredo's acreage contains up to 1,825 feet of pay from four defined stacked shale zones with proven horizontal development potential

	Wolfcamp				
	Upper	Middle	Lower	Cline Shale	Combined
Basin	Midland	Midland	Midland	Midland	Midland
Age	Permian	Permian	Permian	Penns.	Permian & Penns.
Depth (ft)	7,000 - 7,500	7,300 - 7,900	7,900 - 8,500	9,000 - 9,500	7,000 - 9,500
Average thickness (ft)	300 - 400	400 - 500	475 - 575	200 - 350	1,375 - 1,825
TOC (%)	2.0 - 9.0	2.0 - 5.0	2.0 - 5.0	2.0 - 7.5	2.0 - 9.0
Thermal maturity (% RSO)	0.7 - 0.8	0.8 - 0.9	0.8 - 0.9	0.85 - 1.1	0.7 - 1.1
Total porosity (%)	5.0 - 7.0	3.0 - 12.0	3.0 - 12.0	3.0 - 12.0	3.0 - 12.0
Pressure gradient (psi/ft)	0.45 - 0.50	0.45 - 0.50	0.45 - 0.50	0.55 - 0.65	0.45 – 0.65
OOIP (MMBOE/Section)	30 - 60	25 - 50	20 - 40	20 - 45	95 - 195


Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

Wolfcamp & Cline shales properties from proprietary LPI core analysis; analog play properties from various industry sources

Permian-Garden City: Proven Multi-zone Horizontal Performance



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Tom Green
Irion
85+ miles
20+ miles
LPI Acreage
LPI Horizontal Wells
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

Commercial horizontal development has been proven for all four zones from >60 wells

Horizontal Zone	Total # of Completions[1]	Average 30-Day IP/Stage[2]
		BOE/D/Stage
Upper Wolfcamp	25	28
Middle Wolfcamp	3	34
Lower Wolfcamp	2	32
Cline	36	29

- **Per stage well results add confidence to projected type curves**
- **Initial Middle and Lower Wolfcamp exceeding type curves**

LAREDO PETROLEUM

[1] *Well counts as of 2/28/13*
[2] *Based on 2012 and 2013 completions with at least 30 days of production history as of 2/28/13*

Permian-Garden City: Four Proven Horizontal Zones

Laredo's top 10 horizontal wells in portfolio[1] continue to improve

Well Rank/Zone		Well Name	30-Day Avg Initial Production BOE/D	% Oil
			Two-Stream	
1	Upper Wolfcamp	LANE TRUST-C/E-421HU	1,183	76%
2	Middle Wolfcamp	SUGG-C-27-1HM	982	77%
3	Lower Wolfcamp	SUGG-D-106-2HL	969	66%
4	Middle Wolfcamp	SUGG-A-183-1HM	910	80%
5	Upper Wolfcamp	SUGG-A-157-1H	909	73%
6	Upper Wolfcamp	SUGG-E/A197-1HU	865	71%
7	Upper Wolfcamp	SUGG-A-143-1HU	846	76%
8	Upper Wolfcamp	SUGG-A/A208-1HU	843	66%
9	Cline	BEARKAT-150-5H	835	74%
10	Cline	BEARKAT-803H[2]	789	80%



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Irion
10
9
1
4
5
6
7
8
3
2
LPI Acreage
LPI Horizontal Wells
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline
85+ miles
20+ miles

[1] Includes wells completed through February 2013
[2] Designates a lateral of less than 6,000 feet

Permian-Garden City: Wolfcamp Estimated Type Curves

All graphs presented in two-stream BOE per day



Upper Wolfcamp
16 wells presented
758 MBOE
1000
100
10
1
12
24
36
48
60
Months



Lower Wolfcamp
2 wells presented
668 MBOE
1000
100
10
1
12
24
36
48
60
Months



Middle Wolfcamp
2 wells presented
650 MBOE
1000
100
10
1
12
24
36
48
60
Months

Well Economics	Upper	Middle	Lower
D+C Cost[1] - $MM	$8.5	$8.5	$9.5
EUR - MBOE	715 - 800	600 - 700	605 - 730
30-Day IP - BOE/D	675 - 754	569 - 659	574 - 690
% Oil - (IP – Life)	77% - 69%	77% - 69%	77% - 69%
ROR[2]	35% - 45%	25% - 35%	20% - 30%
Royalty Rates	25%	25%	25%

LPI Type Curve – 7,500-ft. lateral
Normalized production data

LAREDO PETROLEUM

[1] Average experienced cost over the past year.
[2] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.

Permian-Garden City: Cline Estimated Type Curves

All graphs presented in two-stream BOE per day



Cline Per Stage
35 wells presented
BOE/D/Stage
100
10
1
1
12
24
36
48
60
Months

Cline Long Lateral Curve

Based upon implied type curve from the average per stage results from 35 wells



Cline Short / Long Laterals
8 wells presented
26 Stages
620 MBOE
15 Stages
434 MBOE
BOE/D
1000
100
10
1
12
24
36
48
60
Months

Well Economics	Cline Long Laterals
D+C Cost[1] - $MM	$9.5
EUR - MBOE	550 - 690
30-Day IP - BOE/D	663 - 828
% Oil - (IP – Life)	73% - 60%
ROR[2]	15% - 25%
Royalty Rates	25%

LPI Type Curve: implied 7,500-ft. 26 stages
LPI Type Curve: 15-stage short & per stage
Normalized production data

[1] *Average experienced cost over the past year.*
[2] *Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.*

Permian-Garden City: Proven Multi-zone Horizontal Performance



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Tom Green
Irion
LPI Acreage
De-risked for horizontal development
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline
85+ miles
20+ miles

Confirmed the equivalent of 360,000 net acres for horizontal development

Remaining acreage still prospective for all four horizontal zones

- On-going efforts to de-risk entire acreage position in all four zones
- Confirmed vertical development on entire acreage position

De-risked acreage to date[1] for horizontal development

- *~80,000 – Hz Upper Wolfcamp*
- *~80,000 – Hz Middle Wolfcamp*
- *~73,000 – Hz Lower Wolfcamp*
- *~127,000 – Hz Cline*
- Initial stacked lateral pilot program - 2013
- Initial side-by-side pilot program - 2013

[1] De-risked acreage totals as of 2/28/13

Identified Resource Potential – De-risked Acreage



1800
1600
1400
1200
1000
800
600
400
200
0
MMBOE
189
1,415 +
1,600 +
Estimated Total Proved Reserves 12/31/12
Additional De-risked Resource Potential
Identified De-risked Resource Potential

Additional De-Risked Resource Potential[1]

- 145,800 acres – Vt Wolfberry
- 80,000 acres – Hz Upper Wolfcamp
- 80,000 acres – Hz Middle Wolfcamp
- 73,000 acres – Hz Lower Wolfcamp
- 127,000 acres – Hz Cline

Absent the 5-year SEC PUD rule, a large percentage of the additional de-risked resource potential could be booked as additional proved and probable (2P) reserves

Identified Resource Potential[1]

- De-risked Resource Potential of greater than 1,600 MMBOE
- Additional upside to resource potential for continued delineation of:
  - Hz Upper Wolfcamp
  - Hz Middle Wolfcamp
  - Hz Lower Wolfcamp
  - Hz Cline

[1] *De-risked acreage and resource potential totals as of 2/28/13*

Permian-Garden City: Side-by-Side Pilot Program


LPI Acreage


1 mile
3 miles
Pilot Wells
Potential Future Wells


Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka Barnett Woodford
Fusselman

Multiple Goals

- Optimize spacing and minimize interference
  - Lateral lengths: ~7,000 – 7,500 feet
  - Pilot spacing: 660 feet
- Frac design and monitoring
- Frac optimization
- Reduce completed well and facility costs

Permian-Garden City: Stacked Lateral Pilot Program



LPI Acreage



Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka Barnett Woodford
Fusselman

Objectives

- Evaluate multi-well stacked lateral pilot
- Vertical distance between laterals and communication
- Frac design and monitoring
- Test pad layout and scheduling of operations on multi-well pads

Permian-China Grove: Prospective for Cline Shale



Borden
Scurry
Treadaway Hz Cline test
Howard
Mitchell
Permian-China Grove
Glasscock
Coke
Sterling
Tom Green
Permian-Garden City
Reagan
Irion
125+ miles
45+ miles

Leveraging Permian knowledge and database with China Grove acreage; potential for Cline Shale

- **Approximately 57,750 net acres[1]**
- **Whole and side-wall cores confirm similar reservoir properties to Garden City Cline**
- **Drilling activities**
  - **Two vertical wells completed**
  - **Completing Treadaway Hz Cline test**
  - **Additional 2013 well budgeted**
- **Have signed midstream agreement to provide the natural gas infrastructure**

[1] *Acreage totals as of 12/31/12.*

Permian Oil Take-away Capacity



EXICO
TEXAS
Cushing
Wichita Falls
Longview
Houston
Permian Express I
Permian Express II
BridgeTex
Longhorn
LPI Firm Capacity
10,000 BOPD on Longhorn
10,000 BOPD on BridgeTex

- Existing Refinery
- Existing Pipelines
- New Pipelines and Additions

	Capacity MBOPD	Planned Completion Date
Existing Take-away		
Total Refineries	410	
Total Oil Pipelines	880	
Total Existing Capacity	1,290	
Expansion Capacity		
Longhorn Reversal (Phase I)	75	1Q-13
Permian Express I	90	2Q-13
Longhorn Reversal (Phase II)	150	2Q-13
Permian Express I (expansion)	60	4Q-13
BridgeTex Crude Oil Pipeline	278	2Q-14
Permian Express II	200	3Q-14
Total Expansion Capacity	853	
Total Future Capacity		
Total Take-away Capacity by 4Q-14	2,143	

Permian NGL and Gas Take-away Capacity



EXICO
TEXAS
Texas Express
Sand Hills
Lone Star
Mont Belvieu

— Existing Pipelines

--- New Pipelines and Additions

NGL Existing Take-away[1]	Capacity MBPD
NGL Pipelines	600
Permian Fractionation	135
Total Existing Capacity	**735**

Expansion Capacity	Planned Completion	Capacity MBPD
Lone Star[2]	1Q-13	100
Texas Express[3]	2Q-13	50
Sand Hills[2]	3Q-13	100
Total Expansion Capacity		**250**
Total NGL Take-away Capacity by 3Q-2013		**985**

Residue Gas	Capacity BCF/D
Total Existing Capacity	**9.0**
Estimated 2012 Production	**5.0**
Total Current Excess Gas Capacity	**4.0**

[1] Bentek / Turner Mason.
[2] Only 50% of the capacity for Lone Star and Sand Hills pipelines included above since both pipelines also traverse the Eagle Ford shale
[3] Texas Express will reduce in flows of raw mix into Permian by taking barrels off of MAPL in Texas panhandle. Current in flow is 75 MBPD

Anadarko Granite Wash: Multiple Porosity Trends



Stacked, liquids-rich porosity trends extend across Laredo's acreage


Texas ⟷ Oklahoma
Hemphill
Roger Mills
Distal Wash
Proximal Wash
Amarillo-Wichita Uplift

Drilled and completed >25 horizontal Granite Wash wells in the play

Well Economics

D+C Cost	$8.0-$9.5 MM
EUR	735 MBOE
30-Day IP	1,690 BOE/D
% Oil	6% - 8% (IP – Life)
ROR[1]	14% - 25%
Royalty Rates	20-25%


West
East
Top of Granite Wash
Oklahoma
Texas
Atoka
Laredo Petroleum Horizontal Granite Wash Well
Laredo leasehold
For illustration purposes only - not to scale

Detailed geological mapping and engineering have resulted in high ROR, high-rate completions

[1] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.

Focused 2013 Capital Program



$725 MM
$725 MM
$660 MM
$700
$600
$500
$400
$300
$200
$100
0
$MM
Other
Granite Wash
Permian
Corp
Midstream/Land
Drilling
Exploration
Delineation
Exploitation
By Location
By Activity
Total Drilling

Focused on delineation and exploitation of Permian oil to maximize total value

$725 Million Total Capital - 2013

- **77% of total drilling capital to Permian activity**
- **87% of total capital dedicated to drilling activity**
  - **83% focused on exploitation drilling and optimization**
  - **12% focused on delineating drilling to de-risk additional acreage for all zones**
  - **5% focused on testing new plays**

Strong Liquidity & Financial Profile

Liquidity	12/31/12
Cash and marketable securities	$ 33 MM
Current Borrowing Base	825
Borrowings	(165)
Total Liquidity	**$693 MM**

Credit Ratings	Corporate	Notes
Moody's	B1	B3
S&P	B+	B-

Financial Debt Ratios[1]	12/31/12
Debt / Adj. EBITDA	2.6x
EBITDA / Interest	5.3x
Debt / Daily Production ($/BOE/D)	$38,334
Debt / Operating Cash Flow	3.1x
Debt / Proved Reserves ($/BOE)	$6.27

Debt Maturities Summary - $MM



$1,250
$1,000
$750
$500
$250
$-
$825
$525
Undrawn
$300
Drawn
$552
9.5%
$500
7.375%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Revolver
Revolver Drawn2
Senior Notes

[1] Debt ratios reflect Debt less cash and marketable securities, as there was $33.0 million in cash on the balance sheet at 12/31/12
[2] As of March 11, 2013

Deliberate, Disciplined, Delineation and Development

Focused on maximizing the value of the total company, while maintaining significant operational and financial flexibility.

- **Solid financial position maintains capital options**
  - **Equity**
  - **Debt**
- **Divestiture of non-core assets**
- **Joint ventures**
- **Acquisitions**
- **Hedging to underpin capital program**

Oil Hedging: Protect and Stabilize Cash Flows

Oil Positions As of February 28, 2013

Current Hedge Position	2013	2014	2015	2016	Total
OIL[1]					
Puts:					
Hedged Volume (Bbls)	900,000	540,000	456,000	-	1,896,000
Average price ($/Bbl)	$65.00	$75.00	$75.00	$0.00	$70.25
Swaps:					
Hedged Volume (Bbls)	1,877,000	1,277,500	-	-	3,154,500
Average price ($/Bbl)	$97.63	$93.66	$0.00	$0.00	$96.02
Collars:					
Hedged Volume (Bbls)	640,000	726,000	1,529,500	1,281,000	4,176,500
Average floor price ($/Bbl)	$79.38	$75.45	$79.18	$80.00	$78.81
Average ceiling price ($/Bbl)	$121.67	$129.09	$104.51	$93.00	$107.88
Total Volume with a floor (Bbls)	**3,417,000**	**2,543,500**	**1,985,500**	**1,281,000**	**9,227,000**
Weighted average floor price ($/Bbl)	**$85.15**	**$84.44**	**$78.22**	**$80.00**	**$82.75**

[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil; prices include basis swaps.

Gas Hedging: Protect and Stabilize Cash Flows

Natural Gas Positions As of February 28, 2013

Current Hedge Position	2013	2014	2015	2016	Total
NATURAL GAS[1]					
Puts:					
Hedged Volume (MMBtu)	5,500,000	-	-	-	5,500,000
Average price ($/MMBtu)	$4.00	$0.00	$0.00	$0.00	$4.00
Swaps:					
Hedged Volume (MMBtu)	-	-	-	-	-
Average price ($/MMBtu)	$0.00	$0.00	$0.00	$0.00	$0.00
Collars:					
Hedged Volume (MMBtu)	16,400,000	18,120,000	15,480,000	-	50,000,000
Average floor price ($/MMBtu)	$3.35	$3.38	$3.00	$0.00	$3.25
Average ceiling price ($/MMBtu)	$5.46	$6.09	$6.00	$0.00	$5.86
Total Volume with a floor	**21,900,000**	**18,120,000**	**15,480,000**	**-**	**55,500,000**
Weighted average floor price[2]	**$4.28**	**$4.14**	**$3.67**	**$0.00**	**$4.07**

LAREDO PETROLEUM

[1] Natural gas derivatives are settled based on NYMEX gas futures, the Northern Natural Gas Co. demarcation price, the Panhandle Eastern Pipe Line, Oklahoma ANR or the West Texas WAHA spot price of natural gas for the calculation period. The basis swap derivatives are settled based on the differential between the NYMEX gas futures and the West Texas WAHA index gas price.
[2] $/Mcf is converted based upon Company average BTU content of 1.2124; prices include basis swaps

Guidance

	1Q-2013	FY 2013
Production (MMBOE):	2.9 – 3.3	12.6 – 13.1
Price Realizations (pre-hedge, two-stream basis, % of NYMEX):		
Crude oil	85% - 90%	90% - 95%
Natural gas, including natural gas liquids	135% - 140%	130% - 140%
Operating Costs & Expenses		
Lease operating expenses ($/BOE)	$6.00 - $6.25	$5.75 - $6.25
Production taxes (% of oil and natural gas revenues)	7.50%	7.50%
General and administrative expenses ($/BOE)	$6.00 - $6.50	$6.25 - $6.75
Depreciation, depletion and amortization ($/BOE)	$22.50 - $23.00	$22.00 - $23.00

Permian Focused Investment Opportunity

"We own and operate great assets"	• High-growth, core asset base in the oil and liquids-rich Permian Basin
"We are technology based and return driven"	• Technical database is paying dividends by identifying and proving targets
"We have captured the prize and it is getting larger"	• Substantial Garden City acreage position de-risked; evaluating remaining acreage
"We are entering the manufacturing stage of development"	• Developing a plan of exploitation to maximize recoveries and returns
"We proactively manage our risk profile"	• Experienced and prudent operational and financial management

Appendix

Permian-Garden City: Regional Wolfcamp Cross Section

Wolfcamp shale intervals underlie LPI's Permian-Garden City acreage position


Martin
Midland
Glasscock
Sterling
Reagan
Upton
Irion
85+ miles
20+ miles
LPI acreage
Cross section line


GLASSCOCK Co.
REAGAN Co.
N
S
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
87 MILES

Permian Basin-Garden City: Regional Cline Cross Section


Howard
Martin
Mitchell
85+ miles
Midland
Sterling
Glasscock
Tom Green
Reagan
Upton
20+ miles
LPI acreage
Cross section line

Cline shale across LPI's acreage position


GLASSCOCK Co.
REAGAN Co.
N
S
CLINE HIGH-QUALITY RESOURCE PLAY
87 MILES

Permian: Vertical Wolfberry



Deep Vertical Wolfberry

- Vertical Wolfberry type curve shown in red
- Normalized production data for 250+ deep vertical Wolfberry wells shown
- Working to drive down costs



Presented in two-stream BOE per day
1000
100
10
1
BOE/D
1
12
24
36
48
60
Months
LPI Type Curve
Normalized production data

Well Economics

D+C Cost[1]	$2.2 MM
EUR	135 - 155 MBOE
30-Day IP	140 BOE/D
% Oil	65% - 49% (IP – Life)
ROR[2]	15% - 20%
Royalty Rates	25%

LAREDO PETROLEUM

[1] *Average experienced cost over the past year.*
[2] *Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.*

Two-Stream vs. Three-Stream

Laredo reports on a two-stream basis to match its ownership in production

Two-Stream | **Three-Stream**


Oil
44%
Gas
56%

Q4-2012 Production

~20% Increase


NGL
24%
Gas
38%
Oil
38%


Gas
28%
Oil
72%

Q4-2012 Revenue

No revenue impact

Pricing Impact	Gas
Q4 -2012 Avg. LPI realizations	$4.19
Q4-2012 Avg. NYMEX Henry Hub	$3.41
Benefit to LPI	+41%


NGL
15%
Gas
13%
Oil
72%

LPI Addressing Take-away Capacity Issues

Laredo Permian Oil Take-away Capacity

- **10,000 BOPD committed to Longhorn, increasing annually to > 23,000 BOPD over 5 years.**
  - **Firm transportation out of the Permian**
  - **Eliminates Mid/Cush basis differential**
  - **Benefit from LLS Gulf Coast pricing premium to WTI**
- **10,000 BOPD committed to BridgeTex (1H14)**
  - **Firm transportation out of the Permian**
  - **Eliminates Mid/Cush basis differential**
  - **Benefit from LLS Gulf Coast pricing premium to WTI**
- **LPI reviewing additional take-away capacity options, including: additional pipeline commitments, additional basis hedges, rail export to Gulf and East/West Coast**

Current Hedge Position[1]	2013	2014	2015	2016	Total
BASIS SWAPS					
Oil basis swaps					
Total volume hedged (Bbls)	2,448,000	2,252,000	-	-	4,700,000
Weighted average price ($/Bbl)	$1.40	$1.04	$0.00	$0.00	$1.23
Natural Gas basis swaps					
Total volume hedged (MMBtu)	1,000,000	-	-	-	1,000,000
Weighted average price ($/MMBtu)	$0.33	$0.00	$0.00	$0.00	$0.33

LAREDO PETROLEUM

[1] Current hedge position as of February 28, 2013.

Historical Financial & Operating Data

$ millions, except per unit data

	2010	2011	2012	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Key data:							
Realized oil price ($/Bbl)[1]	$ 77.26	$ 88.62	$ 86.69	$ 95.37	$ 85.45	$ 86.58	$ 81.00
Realized natural gas price ($/Mcf)[1]	$ 6.32	$ 6.67	$ 5.02	$ 5.84	$ 4.85	$ 4.82	$ 4.68
Average daily production (BOE/D)	**14,278**	**23,709**	**30,874**	**27,995**	**31,385**	**30,835**	**33,261**
Adjusted EBITDA[2]	**$ 194.5**	**$ 388.4**	**$ 452.6**	**$ 113.9**	**$ 113.9**	**$ 110.8**	**$ 113.9**
Capital expenditures	$ (460.6)	$ (706.8)	$ (940.8)	$ (252.2)	$ (233.7)	$ (251.0)	$ (203.9)
Per unit metrics ($/BOE):							
Lease operating expenses	$ 4.16	$ 5.00	$ 5.96	$ 5.88	$ 5.48	$ 5.84	$ 6.57
Production & ad valorem taxes	3.01	3.70	3.33	3.50	2.56	4.26	3.04
Depreciation, depletion and amortization	18.69	20.38	21.56	20.22	21.25	22.53	22.06
General & administrative	5.93	5.90	5.50	6.00	5.05	5.01	5.21

[1] Prices include realized hedge revenue
[2] See following slide for a reconciliation of Adjusted EBITDA

Adjusted EBITDA Reconciliation

($ thousands, unaudited)

		2010		2011		2012		Q1 2012		Q2 2012		Q3 2012		Q4 2012
Net income (loss)	$	86,248	$	105,554	$	61,654	$	26,235	$	30,975	$	(7,384)	$	11,828
Plus:														
Interest expense		18,482		50,580		85,572		14,684		21,674		24,423		24,791
Depreciation, depletion & amortization		97,411		176,366		243,649		51,523		60,697		63,925		67,504
Impairment of long-lived assets		–		243		-		–		–		–		–
Write-off of deferred loan costs		–		6,195		-		–		–		–		–
Loss on disposal of assets		30		40		52		–		8		1		43
Unrealized losses (gains) on derivative financial instruments		11,648		(20,890)		16,522		3,334		(20,263)		31,150		2,301
Realized losses on interest rate derivatives		5,238		4,873		2,115		1,103		835		84		93
Non-cash equity-based compensation		1,257		6,111		10,056		2,247		2,588		2,767		2,454
Income tax expense (benefit)		(25,812)		59,374		32,949		14,757		17,424		(4,154)		4,922
Adjusted EBITDA	$	**194,502**	$	**388,446**	$	**452,569**	$	**113,883**	$	**113,938**	$	**110,812**	$	**113,936**

PV-10 Reconciliation

	December 31, 2012 In Millions
Pre-tax PV-10	$ 2,348.5
Present value of future income taxes discounted at 10%	(471.0)
Standardized measure of discounted future net cash flows	$ 1,877.5

NYSE: LPI
www.laredopetro.com